                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




         Date of Report (Date of earliest event reported): June 14, 2002



                              COVALENT GROUP, INC.
                              --------------------
                 (Name of Small Business Issuer in Its Charter)

             Delaware                 0-21145                   56-1668867
-----------------------------    -----------------        ----------------------
       (State or Other              (Commission              (I.R.S. Employer
        Jurisdiction                    file                  Identification
     of Incorporation or               number)                    Number)
        Organization)

                         One Glenhardie Corporate Center
                               1275 Drummers Lane
                                    Suite 100
                            Wayne, Pennsylvania 19087
              ----------------------------------------------------
                    (Address of principal executive offices)

                                 (610) 975-9533
                                 --------------
              (Registrant's telephone number, including area code)

Item 5. Other Events.

        On June 14, 2002, Covalent Group, Inc., a Nevada Corporation, ("Covalent") merged with and into (the "Merger") Covalent Group (Delaware), Inc., a Delaware corporation and wholly-owned subsidiary of Covalent. The surviving corporation in the Merger is Covalent Group (Delaware), Inc., a Delaware corporation (the "Surviving Corporation"). Simultaneously with the Merger, the Surviving Corporation changed its name to Covalent Group, Inc. The sole purpose of the Merger was to change the state of incorporation of Covalent from the State of Nevada to the State of Delaware. Each of the Certificate of Incorporation and the Bylaws of the Surviving Corporation are filed as an exhibit hereto and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c)    Exhibits.

        Exhibit No.              Exhibit
        -----------              -------

         Exhibit 3.1 Articles of Incorporation of Covalent Group, Inc., a Delaware corporation, filed with the Secretary of State of the State of Delaware on April 16, 2002.

         Exhibit 3.2 Bylaws of Covalent Group, Inc., a Delaware corporation.


                                    SIGNATURE

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.


Date: July 1, 2002                              Covalent Group, Inc.
      ------------

                                            By: /s/ Jorge A. Leon
                                                --------------------------------
                                                Jorge A. Leon
                                                Chief Financial Officer and
                                                Executive Vice President

                                INDEX OF EXHIBITS
                                -----------------

Exhibit No.       Exhibit
----------        -------

 Exhibit 3.1 Articles of Incorporation of Covalent Group, Inc., a Delaware corporation, filed with the Secretary of State of the State of Delaware on April 16, 2002.

 Exhibit 3.2      Bylaws of Covalent Group, Inc., a Delaware corporation.